THE CHINA-U.S. GROWTH FUND

                      SUPPLEMENT DATED JUNE 14, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                         AS SUPPLEMENTED MARCH 15, 2006

     The following supplements the disclosure in the first and second paragraphs of the section entitled "Legal Proceedings" on page 9 of the Prospectus:

     On June 7, 2006, the Manager, its parent, Alger Inc., and their affiliated companies reached an agreement in principle with the staff of the New York Regional Office of the SEC and with the staff of the New York State Attorney General's office ("NYAG") resolving all issues with the SEC and the NYAG related to the allegations of mutual fund market timing and late trading that were the subject of the December 2005 Wells Notice. The Manager and Alger Inc. are working with the staff of the SEC and the NYAG to finalize the agreement. The agreement is subject to the approval of the SEC and the NYAG. In the proposed settlement agreement, without admitting or denying liability, the firm will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Fund that the proposed settlement payment is not expected to adversely affect the operations of the Manager, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Fund.

                                                                        CS061306